UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2016

Apricus Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-22245	87-0449967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11975 El Camino Real, Suite 300, San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 222-8041

 (Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 30, 2016, Apricus Biosciences, Inc. (the “Company”) received notice (the “Notice”) from Listing Qualifications Staff (the “Staff”) of The NASDAQ Stock Market LLC (“Nasdaq”) that the Staff had determined to delist the Company’s securities from The Nasdaq Capital Market due to the Company’s non-compliance with the $35 million market value of listed securities (“MVLS”) requirement, as set forth in Nasdaq Listing Rule 5550(b)(2), unless the Company timely requests a hearing before the Nasdaq Hearings Panel (the “Panel”). The Company intends to timely request a hearing before the Panel, which request will stay any delisting action by the Staff, pending the Panel’s decision. At the hearing, the Company will present its plan to regain compliance with the MVLS requirement within the 180-day discretionary period available to the Panel, ending May 29, 2017.

As previously disclosed, in accordance with Nasdaq Listing Rule 5810(c)(3)(C), the Company was granted a 180-calendar day grace period within which to regain compliance with the MVLS requirement, through November 29, 2016. In order to demonstrate compliance with the MVLS requirement, the Company's MVLS must close at $35 million or more for a minimum of 10 consecutive business days.

The Company is working on its plan to regain compliance with all applicable requirements for continued listing on Nasdaq; however, there can be no assurance that it will be able to timely do so.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act, as amended. Statements in this report that are not purely historical are forward-looking statements. Such forward-looking statements include, among other things: the Company’s plans to request a hearing before the Panel and whether the Company can demonstrate compliance with the Nasdaq’s continue listing rules, including with respect to MVLS. Actual results could differ from those projected in any forward-looking statements due to a variety of reasons that are outside of the Company's control, including, but not limited to: the Panel’s determination of the Company’s request for suspension of delisting; the Panel failing to approve the Company’s plan to regain compliance with the continued listing requirements; and other risks identified by the Company in its reports filed with the Securities and Exchange Commission (“SEC”). These forward-looking statements are made as of the date of this report, and the Company assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Readers are urged to read the risk factors set forth in the Company's most recent annual report on Form 10-K, subsequent quarterly reports filed on Form 10-Q, and other filings made with the SEC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apricus Biosciences, Inc.

Date: November 30, 2016	By:	/s/ Richard W. Pascoe
Name: Richard W. Pascoe
Title: Chief Executive Officer and Secretary

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